================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  JUNE 8, 2005

                             WASTE TECHNOLOGY CORP.
             (Exact Name of Registrant as specified in its charter)

                         Commission File Number 0-14443

             Delaware                                    13-2842053
             --------                                    ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


               5400 Rio Grande Avenue, Jacksonville, Florida 32254
                     (Address of Principal Executive Office

                                 (904) 355-5558
                         (Registrant's Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

    (b) Effective as of June 8, 2005, Morton S. Robson resigned as a Director of the Company for personal reasons.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

    (c)    Exhibits

           17.1    Letter of resignation of Morton S. Robson dated June 8, 2005
           99.1    Press Release dated June 10, 2005




                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: June 10, 2005

                                             Waste Technology Corp.


                                             By: /s/ William E. Nielsen
                                                 ----------------------
                                                 William E. Nielsen,
                                                 Chief Executive Officer












                                        2